2nd Quarter 2015 Financial Results Presentation August 10, 2015 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2015. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments “Our record second quarter results demonstrate the strength of our platform. On June 5, 2015, we completed the acquisition of Sterne Agee, and as a result, our second quarter includes approximately one month of Sterne Agee’s financial results. We are pleased to welcome our new associates to Stifel. We remain excited about partnering with the professionals at Barclays to continue to grow our Global Wealth Management business. We are committed to investing in and helping grow the Barclays franchise over the long-term, and creating a best-in-class platform to serve our clients. We remain on track to close the transaction in the 4th quarter of 2015.”

Market Overview

	Market Valuations		Rates	Volatility / Volumes			Underwriting Volumes and M&A				
	S&P 500	Dow	U.S. 10yr Yield	VIX	Equity ADV	Corporate Bond ADV	U.S. ECM ($)	U.S. DCM ($)	Municipal Bond DCM ($)	U.S. Announced M&A ($)	U.S. Completed M&A ($)
2015 Q2	2,063	17,620	2.35%	18.2	6,629	22,215	79,138	635,098	111,153	660,617	338,332
2015 Q1	2,068	17,776	1.92%	15.3	6,916	24,777	89,973	630,241	105,903	414,629	412,142
2014 Q2	1,960	16,827	2.53%	11.6	6,053	21,086	89,947	527,853	89,776	443,029	220,859
2Q/1Q Δ	0%	-1%	43 bps	19%	-4%	-10%	-12%	1%	5%	59%	-18%
2Q/2Q Δ	5%	5%	-18 bps	58%	10%	5%	-12%	20%	24%	49%	53%

Net Flows - Mutual Funds ($ millions)							
	Active Domestic	Passive Domestic	Total Domestic	Active International	Passive International	Total International	Cumulative Total
2015 Q2	(46,053)	8,252	(37,801)	22,954	23,361	46,315	8,514
2015 Q1	(36,772)	35,078	(1,694)	18,077	11,265	29,343	27,649
2014 Q2	(21,175)	10,607	(10,568)	19,920	5,958	25,877	15,310

Net Flows - Mutual Funds + ETFs ($ millions)							
	Active Domestic	Passive Domestic	Total Domestic	Active International	Passive International	Total International	Cumulative Total
2015 Q2	(45,845)	17,074	(28,771)	23,037	63,289	86,326	57,556
2015 Q1	(36,684)	56,739	20,054	18,093	44,657	62,750	82,804
2014 Q2	(21,143)	24,170	3,027	19,950	28,133	48,083	51,110

STIFEL

Note: Volumes are in million $, except trading volumes which are in million shares.
Source: Dealogic, SIFMA, Bloomberg, Strategic Insight Simfund and KBW Research.

3

Financial Results

Stifel Financial Corp. Results
Three months ended June 30, 2015

($ in thousands, except per share amounts)	Three Months Ended June 30, 2015 Non-GAAP	Adjustments[1]	GAAP	Three Months Ended 6/30/14[2]	% Change	3/31/15[2]	% Change
Total revenues	**$ 607,850**	$ -	**$ 607,850**	$ 570,548	*6.5%*	$ 574,001	*5.9%*
Interest expense	**10,099**	-	**10,099**	9,094	*11.1%*	10,307	*(2.0%)*
Net revenues	**597,751**	-	**597,751**	561,454	*6.5%*	563,694	*6.0%*
Compensation and benefits	**370,357**	39,641	**409,998**	353,755	*4.7%*	352,283	*5.1%*
Non-comp operating expenses	**134,599**	15,083	**149,682**	125,872	*6.9%*	130,602	*3.1%*
Total non-interest expenses	**504,956**	54,724	**559,680**	479,627	*5.3%*	482,885	*4.6%*
Income before income taxes	**92,795**	(54,724)	**38,071**	81,827	*13.4%*	80,809	*14.8%*
Provision for income taxes	**37,704**	(20,521)	**17,183**	32,537	*15.9%*	30,869	*22.1%*
Net income	**$ 55,091**	$ (34,203)	**$ 20,888**	$ 49,290	*11.8%*	$ 49,940	*10.3%*
Earnings per diluted common share	**$ 0.71**	$ (0.44)	**$ 0.27**	$ 0.65	*9.2%*	$ 0.65	*9.2%*
Weighted average number of shares outstanding:							
Diluted	**77,856**			75,641	*2.9%*	77,359	*0.6%*
Ratios to net revenues:							
Compensation and benefits	**62.0%**		**68.6%**	63.0%		62.5%	
Non-comp operating expenses	**22.5%**		**25.0%**	22.4%		23.2%	
Income before income taxes	**15.5%**		**6.4%**	14.6%		14.3%	

STIFEL

(1) Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in managements view are not representative of ongoing business.
(2) Results presented for the three months ended June 30, 2014 and March 31, 2015 are non-GAAP.

5

Note: In millions, except diluted EPS and share data. Q2 2015 Non-GAAP Results vs. Estimates

Stifel Financial Corp. Results
Six months ended June 30, 2015

($ in thousands, except per share amounts)	Six Months Ended June 30, 2015 Non-GAAP	Adjustments [1]	GAAP	Six Months Ended 6/30/14 [2]	% Change
Total revenues	$ 1,181,850	$ -	$ 1,181,850	$ 1,127,890	4.8%
Interest expense	20,405	2,712	23,117	17,991	13.4%
Net revenues	1,161,445	(2,712)	1,158,733	1,109,899	4.6%
Compensation and benefits	722,640	43,051	765,691	698,459	3.5%
Non-comp operating expenses	265,201	19,704	284,905	245,739	7.9%
Total non-interest expenses	987,841	62,755	1,050,596	944,198	4.6%
Income before income taxes	173,604	(65,467)	108,137	165,701	4.8%
Provision for income taxes	68,573	(24,421)	44,152	64,973	5.5%
Net income	$ 105,031	$ (41,046)	$ 63,985	$ 100,728	4.3%
Earnings per diluted common share	$ 1.35	$ (0.53)	$ 0.82	$ 1.33	1.5%
Weighted average number of shares outstanding:					
Diluted	77,624			75,665	2.6%
Ratios to net revenues:					
Compensation and benefits	62.2%		66.1%	62.9%	
Non-comp operating expenses	22.9%		24.6%	22.2%	
Income before income taxes	14.9%		9.3%	14.9%	

STIFEL

(1) Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in managements view are not representative of ongoing business.
(2) Results presented for the six months ended June 30, 2014 are non-GAAP.

7

Source of Revenues

($ in thousands)	Three Months Ended 6/30/15	6/30/14	% Change	3/31/15	% Change	Six Months Ended 6/30/15	6/30/14	% Change
Commissions	$ 183,770	$ 164,371	11.8%	$ 180,302	1.9%	$ 364,073	$ 336,614	8.2%
Principal transactions	85,543	110,717	(22.7%)	100,205	(14.6%)	186,275	221,399	(15.9%)
Brokerage revenues	269,313	275,088	(2.1%)	280,507	(4.0%)	550,348	558,013	(1.4%)
Capital raising	97,368	84,459	15.3%	75,646	28.7%	172,485	160,948	7.2%
Advisory	63,639	60,356	5.4%	49,443	28.7%	113,083	119,129	(5.1%)
Investment banking	161,007	144,815	11.2%	125,089	28.7%	285,568	280,077	2.0%
Asset mgt and service fees	119,936	94,230	27.3%	113,869	5.3%	233,805	183,401	27.5%
Other	13,742	8,745	57.1%	11,800	16.5%	25,541	13,983	82.7%
Total operating revenues	563,998	522,878	7.9%	531,265	6.2%	1,095,262	1,035,474	5.8%
Interest revenue	43,851	46,115	(4.9%)	42,736	2.6%	86,588	88,950	(2.7%)
Total revenues	607,849	568,993	6.8%	574,001	5.9%	1,181,850	1,124,424	5.1%
Interest expense	10,098	8,888	13.6%	13,019	(22.4%)	23,117	17,562	31.6%
Net revenues	$ 597,751	$ 560,105	6.7%	$ 560,982	6.6%	$ 1,158,733	$ 1,106,862	4.7%

STIFEL

8

Brokerage & Investment Banking Revenues

($ in thousands)	Three Months Ended					Six Months Ended		
	6/30/15	6/30/14	% Change	3/31/15	% Change	6/30/15	6/30/14	% Change
Global Wealth Management	**$ 158,803**	$ 160,540	**(1.1%)**	$ 157,995	**0.5%**	**$ 317,024**	$ 320,840	**(1.2%)**
Institutional Group								
Equity brokerage	**58,551**	60,865	**(3.8%)**	61,803	**(5.3%)**	**120,548**	125,439	**(3.9%)**
Fixed income brokerage	**51,959**	53,683	**(3.2%)**	60,708	**(14.4%)**	**112,777**	111,734	**0.9%**
Total Institutional Group	**110,510**	114,548	**(3.5%)**	122,511	**(9.8%)**	**233,325**	237,173	**(1.6%)**
Total brokerage revenues	**269,313**	275,088	**(2.1%)**	280,506	**(4.0%)**	**550,349**	558,013	**(1.4%)**
Investment Banking:								
Capital raising								
Equity	**55,423**	65,751	**(15.7%)**	48,931	**13.3%**	**104,354**	126,180	**(17.3%)**
Fixed income	**41,945**	18,708	**124.2%**	26,715	**57.0%**	**68,132**	34,768	**96.0%**
Total capital raising	**97,368**	84,459	**15.3%**	75,646	**28.7%**	**172,486**	160,948	**7.2%**
Advisory fees	**63,639**	60,356	**5.4%**	49,443	**28.7%**	**113,082**	119,129	**(5.1%)**
Total Investment banking	**161,007**	144,815	**11.2%**	125,089	**28.7%**	**285,568**	280,077	**2.0%**

STIFEL

9

Non-GAAP Non-Interest Expenses
Three months ended June 30, 2015

($ in thousands)	Three Months Ended					% of Net revenues		
	6/30/15 [1]	6/30/14	% Change	3/31/15	% Change	6/30/15 [1]	6/30/14	3/31/15
Net revenues	$ 597,751	$ 561,454	6.5%	$ 563,694	6.0%	100.0%	100.0%	100.0%
Compensation and benefits	345,465	328,381	5.2%	329,228	4.9%	57.8%	58.5%	58.4%
Transitional pay [2]	24,892	25,374	(1.9%)	23,055	8.0%	4.2%	4.5%	4.1%
Total compensation and benefits	370,357	353,755	4.7%	352,283	5.1%	62.0%	63.0%	62.5%
Occupancy and equipment rental	45,914	40,762	12.6%	43,158	6.4%	7.7%	7.3%	7.7%
Communication and office supplies	30,106	25,681	17.2%	28,755	4.7%	5.0%	4.6%	5.1%
Commissions and floor brokerage	8,551	9,248	(7.5%)	9,800	(12.7%)	1.4%	1.6%	1.7%
Other operating expenses	50,028	50,181	(0.3%)	48,889	2.3%	8.4%	8.9%	8.8%
Total non-comp operating expenses	134,599	125,872	6.9%	130,602	3.1%	22.5%	22.4%	23.2%
Total non-interest expense	504,956	479,627	5.3%	482,885	4.6%	84.5%	85.4%	85.7%
Income before income taxes	92,795	81,827	13.4%	80,809	14.8%	15.5%	14.6%	14.3%
Provision for income taxes	37,704	32,537	15.9%	30,869	22.1%	6.3%	5.8%	5.5%
Non-GAAP net income	$ 55,091	$ 49,290	11.8%	$ 49,940	10.3%	9.2%	8.8%	8.9%
Non-GAAP expenses (after-tax)	(34,203)	(5,690)		(6,843)				
GAAP net income	$ 20,888	$ 43,600		$ 43,097				

(1) Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses).
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

STIFEL

10

Non-GAAP Non-Interest Expenses
Six months ended June 30, 2015

($ in thousands)	Six Months Ended 6/30/15 (1)	Six Months Ended 6/30/14	% Change	% of Net revenues 6/30/15 (1)	% of Net revenues 6/30/14
Net revenues	**$ 1,161,445**	$ 1,109,899	**4.6%**	***100.0%***	*100.0%*
Compensation and benefits	**674,693**	649,633	**3.9%**	***58.1%***	*58.6%*
Transitional pay (2)	**47,947**	48,826	**(1.8%)**	***4.1%***	*4.4%*
Total compensation and benefits	**722,640**	698,459	**3.5%**	***62.2%***	*62.9%*
Occupancy and equipment rental	**89,072**	80,582	**10.5%**	***7.7%***	*7.3%*
Communication and office supplies	**58,861**	50,501	**16.6%**	***5.1%***	*4.6%*
Commissions and floor brokerage	**18,351**	18,277	**0.4%**	***1.6%***	*1.6%*
Other operating expenses	**98,917**	96,379	**2.6%**	***8.5%***	*8.8%*
Total non-comp operating expenses	**265,201**	245,739	**7.9%**	***22.8%***	*22.1%*
Total non-interest expense	**987,841**	944,198	**4.6%**	***85.1%***	*85.1%*
Income before income taxes	**173,604**	165,701	**4.8%**	***14.9%***	*14.9%*
Provision for income taxes	**68,573**	64,973	**5.5%**	***5.9%***	*5.9%*
Non-GAAP net income	**$ 105,031**	$ 100,728	**4.3%**	***9.0%***	*9.1%*
Non-GAAP expenses (after-tax)	(41,046)	(9,745)			
GAAP net income	**$ 63,985**	$ 90,983			

(1) Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses).
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

STIFEL

11

Non-GAAP Segment Comparison

($ in thousands)	Three Months Ended 6/30/15	6/30/14	% Change	3/31/15	% Change	Six Months Ended 6/30/15	6/30/14	% Change
Net revenues:								
Global Wealth Management	**$ 343,382**	$ 307,247	**11.8%**	$ 329,410	**4.2%**	**$ 672,792**	$ 604,430	**11.3%**
Institutional Group	**258,538**	255,669	**1.1%**	238,607	**8.4%**	**497,145**	505,647	**(1.7%)**
Other	**(4,169)**	(1,462)	**(185.2%)**	(4,323)	**(3.6%)**	**(8,492)**	(178)	**nm**
	$ 597,751	$ 561,454	**6.5%**	$ 563,694	**6.0%**	**$ 1,161,445**	$ 1,109,899	**4.6%**
Operating contribution:								
Global Wealth Management	**$ 93,976**	$ 89,098	**5.5%**	$ 98,847	**(4.9%)**	**$ 192,823**	$ 168,774	**14.2%**
Institutional Group	**41,942**	42,312	**(0.9%)**	32,331	**29.7%**	**74,273**	87,222	**(14.8%)**
Other	**(43,123)**	(49,583)	**13.0%**	(50,369)	**14.4%**	**(93,492)**	(90,295)	**(3.5%)**
	$ 92,795	$ 81,827	**13.4%**	$ 80,809	**14.8%**	**$ 173,604**	$ 165,701	**4.8%**
As a percentage of net revenues: (1)								
Operating contribution								
Global Wealth Management	**27.4**	29.0		30.0		**28.7**	27.9	
Institutional Group	**16.2**	16.5		13.6		**14.9**	17.2	
	15.5	14.6		14.3		**14.9**	14.9	

(1) Excludes the other segment.

STIFEL

12

Global Wealth Management

($ in thousands)	Three Months Ended 6/30/15	6/30/14	% Change	3/31/15	% Change	Six Months Ended 6/30/15	6/30/14	% Change
Commissions	$ 125,121	$ 112,205	11.5%	$ 116,214	7.7%	$ 241,335	$ 225,202	7.2%
Principal transactions	33,682	48,335	(30.3%)	41,781	(19.4%)	75,689	95,638	(20.9%)
Asset management & service fees	119,734	94,187	27.1%	113,666	5.3%	233,400	183,317	27.3%
Net interest	37,454	35,839	4.4%	37,924	(1.2%)	75,378	71,101	6.0%
Investment banking	15,128	11,132	35.9%	10,326	46.5%	25,228	22,263	13.3%
Other income	12,263	5,549	121.0%	9,499	29.0%	21,762	6,909	215.0%
Net revenues	343,382	307,247	11.8%	329,410	4.2%	672,792	604,430	11.3%
Compensation and benefits	196,234	171,724	14.3%	183,243	7.1%	379,477	345,892	9.7%
Non-comp operating expenses	53,173	46,425	14.5%	47,320	12.4%	100,492	89,764	12.0%
Total non-interest expenses	249,407	218,149	14.3%	230,563	8.2%	479,969	435,656	10.2%
Income before income taxes	$ 93,975	$ 89,098	5.5%	$ 98,847	(4.9%)	$ 192,823	$ 168,774	14.2%
Ratios to net revenues:								
Compensation and benefits	57.1%	55.9%		55.6%		56.4%	57.2%	
Non-comp operating expenses	15.5%	15.1%		14.4%		14.9%	14.9%	
Income before income taxes	27.4%	29.0%		30.0%		28.7%	27.9%	

STIFEL

13

Stifel Bank & Trust (an operating unit of GWM) Note: Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages. Investment securities includes available-for-sale and held-to-maturity securities. Includes loans held for sale. As of 6/30/15 As of 6/30/14 As of 3/31/15 % Change Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q215 v Q214 Q215 v Q115 Assets Cash           116,387                  0.19                132,843             0.37                 48,131                  0.24                (12.4)                141.8 (1) Investment securities      1,907,282                2.26          2,915,236             2.47         2,599,854                2.24              (34.6)              (26.6) (2) Bank loans      2,626,508                3.11          1,893,330             3.38         2,505,007                3.14                38.7                   4.9 Total interest earning assets       4,650,177                  2.68            4,941,409             2.73           5,152,992                  2.67                   (5.9)                   (9.8) Other assets (non interest earning)           136,070                  98,147               136,357                  38.6                   (0.2) Total assets       4,786,248            5,039,556           5,289,349                   (5.0)                   (9.5) Liabilities Deposits       4,313,940                  0.17            4,654,937             0.14           4,834,042                  0.18                   (7.3)                (10.8) Other liabilities (non interest bearing)             58,553                  41,574                 59,938                  40.8                   (2.3) Total liabilites       4,372,493            4,696,511           4,893,980                   (6.9)                (10.7) Net interest margin                  2.52             2.59                  2.46 Allowance for loan losses             23,923                  17,104 $              22,567                  39.9                    6.0 Allowance as a percentage of loans                  0.98%                       0.97%                      0.96 % Non performing assets as a percentage of total assets                0.13%                       0.10%                      0.13% _________________________________________________________ Stifel Bank & Trust (Unaudited) Key Statistical Information Three Months Ended 3/31/13 % Change % Change (in 000s, except percentages) Net revenues $ 23,879 16,018 49.076039455612438 22,551 5.8888741075783777 Income before income taxes 17,236 11,403 51.153205296851702 15,977 7.8800776115666267 As of 6/30/15 As of 6/30/14 As of 3/31/15 % Change Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q215 v Q214 Q215 v Q115 Assets Cash ,116,387 0.19 ,132,843 0.37 48,131 0.24 -12.387555234374412 141.81296877272445 Investment securities (1) 1,907,282.257 2.2599999999999998 2,915,236.4879999999 2.4700000000000002 2,599,853.9559999998 2.2400000000000002 -34.575384712322524 -26.63886936424516 Bank loans (2) 2,626,508.94 3.11 1,893,329.773 3.38 2,505,006.8769999999 3.14 38.724279914442562 4.8503346683626765 Total interest earning assets 4,650,177.3509999998 2.68 4,941,409.2609999999 2.73 5,152,991.8329999996 2.67 -5.8937014648542414 -9.7577193656693275 Other assets (non-interest earning) ,136,070.3049999997 98,146.73900000006 ,136,357.38999999966 38.639659744578594 -0.21053864407346271 Total assets 4,786,247.6559999995 5,039,556 5,289,349.2229999993 -5.0264020084309111 -9.5115967161391541 Liabilities Deposits 4,313,940 0.17 4,654,937 0.14000000000000001 4,834,042 0.18 -7.3254911935435434 -10.759153519973554 Other liabilities (non-interest bearing) 58,553.484000000171 41,573.638000000268 59,937.70100000035 40.8428196733704 -2.3094262490984945 Total liabilites 4,372,493.4840000002 4,696,510.6380000003 4,893,979.7010000004 -6.8991040151882244 -10.655667756313813 Net interest margin 2.52 2.59 2.46 Allowance for loan losses 23,923 17,104 $22,567 39.867867165575305 6.0087738733548983 Allowance as a percentage of loans 0.98% 0.97% 0.96 % Non-performing loans $3,907 $1,042 274.95201535508636 $3,907 0 Other non-performing assets 0 173 -,100 0 0 Non-performing assets $3,907 $1,215 221.56378600823047 $3,907 0 Non-performing assets as a percentage of total assets 0.13% 0.1% 0.13 % Stifel Bank & Trust (Unaudited) Key Statistical Information Three Months Ended 3/31/13 % Change % Change (in 000s, except percentages) Net revenues $ 23,879 16,018 49.076039455612438 22,551 5.8888741075783777 Income before income taxes 17,236 11,403 51.153205296851702 15,977 7.8800776115666267 As of 6/30/15 As of 6/30/14 As of 3/31/15 % Change Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q215 v Q214 Q215 v Q115 Assets Cash ,116,387 0.19 ,132,843 0.37 48,131 0.24 -12.387555234374412 141.81296877272445 Investment securities (1) 1,907,282.257 2.2599999999999998 2,915,236.4879999999 2.4700000000000002 2,599,853.9559999998 2.2400000000000002 -34.575384712322524 -26.63886936424516 Bank loans (2) 2,626,508.94 3.11 1,893,329.773 3.38 2,505,006.8769999999 3.14 38.724279914442562 4.8503346683626765 Total interest earning assets 4,650,177.3509999998 2.68 4,941,409.2609999999 2.73 5,152,991.8329999996 2.67 -5.8937014648542414 -9.7577193656693275 Other assets (non-interest earning) ,136,070.3049999997 98,146.73900000006 ,136,357.38999999966 38.639659744578594 -0.21053864407346271 Total assets 4,786,247.6559999995 5,039,556 5,289,349.2229999993 -5.0264020084309111 -9.5115967161391541 Liabilities Deposits 4,313,940 0.17 4,654,937 0.14000000000000001 4,834,042 0.18 -7.3254911935435434 -10.759153519973554 Other liabilities (non-interest bearing) 58,553.484000000171 41,573.638000000268 59,937.70100000035 40.8428196733704 -2.3094262490984945 Total liabilites 4,372,493.4840000002 4,696,510.6380000003 4,893,979.7010000004 -6.8991040151882244 -10.655667756313813 Net interest margin 2.52 2.59 2.46 Allowance for loan losses 23,923 17,104 $22,567 39.867867165575305 6.0087738733548983 Allowance as a percentage of loans 0.98% 0.97% 0.96 % Non-performing loans $3,907 $1,042 274.95201535508636 $3,907 0 Other non-performing assets 0 173 -,100 0 0 Non-performing assets $3,907 $1,215 221.56378600823047 $3,907 0 Non-performing assets as a percentage of total assets 0.13% 0.1% 0.13%

Institutional Group Three Months Ended Six Months Ended ($ in thousands) 6/30/15 6/30/14 % Change 3/31/15 % Change 6/30/15 6/30/14 % Change Net revenues $    258,538 $    255,670 1.1% $    238,607 8.4% $    497,145 $    505,647 (1.7%) Compensation and benefits       160,077       157,500 1.6%       149,411 7.1%       309,488       311,734 (0.7%) Non comp operating expenses         56,519         55,858 1.2%         56,865 (0.6%)       113,384       106,691 6.3% Total non interest expenses       216,596       213,358 1.5%       206,276 5.0%       422,872       418,425 1.1% Income before income taxes $      41,942 $      42,312 (0.9%) $      32,331 29.7% $      74,273 $      87,222 (14.8%) Ratios to net revenues : Compensation and benefits 61.9% 61.6% 62.6% 62.3% 61.7% Non comp operating expenses 21.9% 21.9% 23.8% 22.8% 21.1% Income before income taxes 16.2% 16.5% 13.6% 14.9% 17.2%

Financial Condition

Capital Structure (in thousands, except ratios) _________________________________________________________ Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity. As of  As of ($ in thousands) 6/30/15 6/30/14 3/31/15 Total Assets $ 10,139,542 $ 9,575,012 $ 9,373,137 Stockholders' Equity      2,520,251    2,173,191    2,363,244 4.250% senior notes, due 2024 $      300,000 $             $    300,000 5.375% senior notes, due 2022         150,000       150,000       150,000 6.70% senior notes, due 2022                       175,000                Debentures to Stifel Financial Capital Trusts II, III, & IV           82,500         82,500         82,500 Total Capitalization $   3,052,751 $ 2,580,691 $ 2,895,744 Ratios: (1) Debt to Equity  21.1% 18.8% 22.5% Tier 1 Leverage Ratio OPEN 15.4% 17.5% Tier 1 Risk Based Capital Ratio OPEN 25.5% 29.9%

Other Financial Data

	As of			As of	
	6/30/15	6/30/14	% Change	3/31/15	% Change
Total assets (000s):					
Stifel Nicolaus & Stifel Financial	$ 5,353,294	$ 4,535,016	18.0%	$ 4,083,788	31.1%
Stifel Bank	4,786,248	5,039,996	(5.0%)	5,289,349	(9.5%)
Total assets	10,139,542	$ 9,575,012	5.9%	9,373,137	8.2%
Total shareholders' equity (000s):					
Stifel Nicolaus & Stifel Financial	$ 2,106,497	$ 1,829,706	15.1%	$ 1,967,874	7.0%
Stifel Bank	413,754	343,485	20.5%	395,370	4.6%
Total shareholders' equity	2,520,251	$ 2,173,191	16.0%	2,363,244	6.6%
Leverage ratio:					
Stifel Nicolaus & Stifel Financial	2.0	2.0	(0.9%)	1.6	24.3%
Stifel Bank	11.6	14.7	(21.2%)	13.4	(13.5%)
Total leverage ratio	3.3	3.7	(11.2%)	3.2	2.7%
Book value per share	$ 36.35	$ 33.18	9.6%	$ 34.83	4.4%
Financial advisors[(1)]	2,823	2,085	35.4%	2,097	34.6%
Full-time associates	6,952	5,881	18.2%	6,274	10.8%
Locations	398	361	10.2%	368	8.2%
Total client assets (000s)	$ 190,241,000	$ 173,383,000	9.7%	$ 188,616,000	0.9%

(1) Includes 736, 140, and 134 independent contractors as of June 30, 2015, June 30, 2014, and March 31, 2015, respectively.

STIFEL

18

Acquisition Updates

Non-GAAP Deal Integration Costs _________________________________________________________ Assumes an effective income tax rate of 40.0%. Three months ended 6/30/15 Estimate ($ in thousands) Actual Estimate 9/30/15 12/31/15 3/31/16 6/30/16 Existing acquisitions Duplicative operating expenses: Acacia Federal Savings Bank                                                                    De La Rosa & Co., Inc.              9          120          120                                   Keefe, Bruyette & Woods, Inc.                                                                    Knight Fixed Income       2,443       2,600       2,600       2,600       2,600             1919 Investment Counsel           661          300          200          200                        Miller Buckfire & Co., LLC       1,133       1,400                                              Oriel Securities Holding Limited       1,242       1,000          500                                   Ziegler Capital Management                                                                    Merchant Capital           217                                                         Sterne Agee     23,834     20,000     18,700     15,200     11,700        8,200 Barclays          398                                                         Debt issuance cost write off                                                                    Intangible amortization       1,950       2,200       2,200       2,200       2,200        2,200 Sterne Agee   Stock based compensation     22,837     32,000                                              Total Deal Costs (pre tax)     54,724     59,620     24,320     20,200     16,500      10,400 Total Deal Costs (after tax) (1) $  34,203 $  35,772 $  14,592 $  12,120 $    9,900 $     6,240

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